May 1, 1999
                                                         as supplemented through
                                                              September 13, 1999

                                                      prospectus

PROFUNDS NO-LOAD MUTUAL FUNDS
BULL PROFUND
ULTRABULL PROFUND
ULTRAOTC PROFUND
ULTRAEUROPE PROFUND
BEAR PROFUND
ULTRABEAR PROFUND
ULTRASHORT OTC PROFUND
ULTRASHORT EUROPE PROFUND
MONEY MARKET PROFUND

[Logo]

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        Table of Contents



   1    Benchmark ProFunds


  17    Benchmark ProFunds Strategy


  21    Money Market ProFund


  27    Money Market ProFund Strategy


  31    Share Prices, Classes & Tax Information


  37    Shareholder Services Guide


  47    ProFunds Management


  51    Financial Highlights


{Logo]

Investment Advisors

ProFunds Advisors LLC
Bankers Trust Company

            OVERVIEW

                  The no-load Benchmark ProFunds each seek to achieve a daily return equal to the performance of a particular stock market BENCHMARK.*

                  o For example, the Bull ProFund seeks to match the daily performance of a stock market index--the S&P 500 Composite Stock Price Index--("S&P 500 Index")--like a conventional index fund.

                  o Unlike conventional index funds, certain ProFunds seek to double the daily return of a specified stock market index.

                  o Other ProFunds seek to produce a daily return of the inverse (opposite) or double the inverse (opposite) of a particular stock market index. The value of these ProFunds should go up when the index underlying their benchmark goes down, and their value should go down when the index goes up.


                  *A stock index reflects the price of a group of stocks of specified companies. A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return. For example, UltraBull ProFund has a benchmark of TWICE THE DAILY RETURN OF THE S&P 500 INDEX.



                                                          Benchmark ProFunds   1

THESE PROFUNDS SEEK TO MATCH OR DOUBLE AN INDEX'S DAILY PERFORMANCE:

PROFUND       INDEX             DAILY OBJECTIVE    TYPES OF COMPANIES IN INDEX

Bull          S&P 500           Match              Diverse, widely traded,
                                                   large capitalization

UltraBull     S&P 500           Double             Diverse, widely traded,
                                                   large capitalization

UltraOTC      NASDAQ 100        Double             Large capitalization, most
                                                   with technology and/or
                                                   growth orientation

UltraEurope   ProFunds Europe   Double             Large capitalization, widely
                                                   traded European stocks



THESE PROFUNDS SEEK TO MATCH OR DOUBLE THE INVERSE (OPPOSITE) OF AN INDEX'S DAILY PERFORMANCE:

PROFUND         INDEX           DAILY OBJECTIVE     TYPES OF COMPANIES IN INDEX

Bear            S&P 500         Inverse             Diverse, widely traded,
                                                    large capitalization

UltraBear       S&P 500         Double the inverse  Diverse, widely traded,
                                                    large capitalization

UltraShort OTC  NASDAQ 100      Double the inverse  Large capitalization, most
                                                    with technology and/or
                                                    growth orientation

UltraShort      ProFunds Europe Double the inverse  Large capitalization, widely
Europe                                              traded European stocks



                  The ProFunds also offer the Money Market ProFund, which is discussed later in this prospectus.


              2   Benchmark ProFunds

            BENCHMARK PROFUNDS OBJECTIVES

                  The investment objective of each of the Benchmark ProFunds is set forth below:

                  o BULL PROFUND--seeks daily investment results that correspond to the performance of the S&P 500 Index.

                  o ULTRABULL PROFUND--seeks daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. If the UltraBull ProFund is successful in meeting its objective, it should gain approximately twice as much as the Bull ProFund when the prices of the securities in the S&P 500 Index rise on a given day and should lose approximately twice as much when such prices decline on that day.

                  o ULTRAOTC PROFUND--seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM). If the UltraOTC ProFund is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

                  o ULTRAEUROPE PROFUND--seeks daily investment results that correspond to twice (200%) the performance of the ProFunds Europe Index. If the UltraEurope ProFund is successful in meeting its objective, it should gain approximately twice as much as the ProFunds Europe Index when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

                  o BEAR PROFUND--seeks daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If the Bear ProFund is successful in meeting its objective, the net asset value of Bear ProFund shares will increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of Bear ProFund shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

                                                          Benchmark ProFunds   3

                  o ULTRABEAR PROFUND--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index. The net asset value of shares of the UltraBear ProFund should increase or decrease approximately twice as much as does that of the Bear ProFund on any given day.


                    For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in the Bear ProFund should experience a gain in net asset value of approximately 1% for that day. The UltraBear ProFund should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Bear ProFund and the UltraBear ProFund would experience a loss in net asset value of approximately 1% and 2% respectively.

                  o ULTRASHORT OTC PROFUND--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). This ProFund operates similar to the UltraBear ProFund, but UltraShort OTC ProFund is benchmarked to the NASDAQ 100 Index(TM).

                  o ULTRASHORT EUROPE PROFUND--seeks daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the ProFunds Europe Index. This ProFund should reflect twice the inverse (opposite) of the performance of the European companies included in the ProFunds Europe Index.

                  The securities indexes that these ProFunds use as their benchmarks are described below under "Benchmark Indexes."



              STRATEGY

                  ProFund Advisors uses quantitative and statistical analysis it developed in seeking to achieve each Benchmark ProFund's investment objective. This analysis determines the type, quantity and mix of investment positions that a Benchmark ProFund should hold to approximate the performance of its benchmark.

              4   Benchmark ProFunds

                  The BULL, ULTRABULL, ULTRAOTC and ULTRAEUROPE PROFUNDS principally invest in:

                  o Futures contracts on stock indexes, and options on futures contracts; and

                  o Financial instruments such as equity caps, collars, floors, and options on securities and stock indexes.

                  These ProFunds invest in the above instruments generally as a substitute for investing directly in stocks. In addition, these ProFunds may invest in a combination of stocks that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index.

                  The ULTRA PROFUNDS generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a Benchmark ProFund's investments.

                  The BEAR, ULTRABEAR, ULTRASHORT OTC and ULTRASHORT EUROPE PROFUNDS generally do not invest in traditional securities, such as common stock of operating companies. Rather, these ProFunds principally invest in futures contracts, options contracts and other financial instruments, and engage in short sales. Using these techniques, these ProFunds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund terminates the position. These ProFunds will generally realize a gain if the underlying security or index declines in price between those dates.

                  The ULTRAEUROPE and ULTRASHORT EUROPE PROFUNDS invest in financial instruments with values that reflect the performance of stocks of European companies.


                                                          Benchmark ProFunds   5

         BENCHMARK PROFUNDS' RISKS

                  Like all investments, the ProFunds entail risk. ProFund Advisors cannot guarantee that any of the Benchmark ProFunds will achieve its objective. As with any mutual fund, the Benchmark ProFunds could lose money, or their performance could trail that of other investment alternatives.

                  In addition, the Benchmark ProFunds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds.

                  The following chart summarizes certain risks associated with the Benchmark ProFunds:




                        Market      Leverage       Inverse Correlation Foreign
                        Risk        Risk           Risk                Risk

     Bull               X

     UltraBull          X           X

     UltraOTC           X           X

     UltraEurope        X           X                                  X

     Bear               X                          X

     UltraBear          X           X              X

     UltraShort OTC     X           X              X

     UltraShort Europe  X           X              X                   X





                  These and other risks are described below.

                  CERTAIN RISKS ASSOCIATED WITH PARTICULAR PROFUNDS

                  o LEVERAGE RISK The Ultra ProFunds employ leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than a ProFund's investment. Use of leverage can magnify the effects of changes in the value of these ProFunds and makes them more volatile. The leveraged investment

              6   Benchmark ProFunds
                  techniques that the Ultra ProFunds employ should cause investors in these ProFunds to lose more money in adverse environments.

                  o INVERSE CORRELATION RISK Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises -- A RESULT THAT IS THE OPPOSITE FROM TRADITIONAL EQUITY MUTUAL FUNDS.

                  o FOREIGN INVESTMENT RISK UltraEurope ProFund and UltraShort Europe ProFund entail the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

                    o Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, these ProFunds may not have access to adequate or reliable company information.
                    o UltraEurope ProFund and UltraShort Europe ProFund will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in the benchmark indexes are located.
                    o Securities purchased by these two ProFunds may be priced in foreign currencies. Their value could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.
                    o On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

                                                          Benchmark ProFunds   7

                  RISKS IN COMMON

                  Each Benchmark ProFund faces certain risks in common:

                  o MARKET RISK The Benchmark ProFunds are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders in the positively correlated ProFunds should lose money when the index underlying their benchmark declines. Shareholders in the negatively correlated ProFunds should lose money when the index underlying their benchmark rises. These indexes are discussed in the next section.

                  o LIQUIDITY RISK In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which ProFunds invest, ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent ProFunds from limiting losses or realizing gains.

                  o CORRELATION RISK While ProFund Advisors expects that each of the Benchmark ProFunds will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent a Benchmark ProFund from achieving its investment goal.

                  o NON-DIVERSIFICATION RISK The Benchmark ProFunds are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies. This would make the performance of a Benchmark ProFund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the Benchmark ProFunds intend to invest on a diversified basis.

               8  Benchmark ProFunds

                  o RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES The Benchmark ProFunds use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.


         BENCHMARK INDEXES

                  o THE S&P 500 INDEX is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations selected for their size and the frequency and ease with which their stocks trade. Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy. The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

                  o THE NASDAQ 100 INDEX Contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

                  o PROFUNDS EUROPE INDEX ("PEI") Is a combined measure of european stock performance created by profund advisors from the leading stock indexes of europe's three largest economies giving equal weight to each index each day. The pei averages the daily results of:

                    o THE FINANCIAL TIMES STOCK EXCHANGE 100 ("FTSE-100") Share Index, a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

                                                          Benchmark ProFunds   9

                    o THE DEUTSCHE AKTIENINDEX ("DAX"), is a total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange.
                    o THE CAC-40, a capitalization-weighted index of 40 companies listed on the Paris Stock Exchange (the Bourse).

                  ProFunds' Board of Trustees may change benchmarks without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.


         WHO MAY WANT TO CONSIDER A PROFUNDS INVESTMENT

                  The BULL PROFUND may be appropriate for investors who want to receive investment results approximating the performance of the S&P 500 Index.

                  The ULTRABULL, ULTRAOTC and ULTRAEUROPE PROFUNDS may be appropriate for investors who:

                  o believe that over the long term, the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors in these ProFunds should understand that since each Ultra ProFund seeks to double the daily performance of its benchmark index, it should have twice the volatility of a conventional index fund and twice the potential risk of loss.
                  o are seeking to match an index's daily return with half the investment required of conventional stock index mutual funds.


                    An investor might invest $100,000 in a conventional S&P 500 Index Fund. Alternatively that same investor could invest half that amount--$50,000-- in UltraBull ProFund and target the same daily return.


                  The BEAR, ULTRABEAR, ULTRASHORT OTC and ULTRASHORT EUROPE PROFUNDS may be appropriate for investors who:

                  o expect the underlying index to go down and desire to earn a profit as a result of the index declining.
                  o want to protect (or hedge) the value of a diversified portfolio of stocks and/or stock mutual funds from a stock market downturn that they anticipate.

             10   Benchmark ProFunds

                    An investor with a diversified portfolio of stocks or stock mutual funds valued at $100,000 might be concerned that the general stock market could decrease or be volatile for the next six months. The investor could try to protect the portfolio against downturns in the stock market by investing $50,000 in Bear, UltraBear, UltraShort OTC or UltraShort Europe ProFund-or in a combination of these ProFunds. Of course, the investor likely would also be giving up gains that the portfolio would otherwise produce if the markets go up rather than down in value. ProFunds cannot assure that doing so would protect against market downturns.


                  ALL OF THE PROFUNDS may be appropriate for investors who:

                  o are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund.
                  o want the impact of their investment to range from double the index to double the inverse of the index based on their current view, positive or negative, of the index.


                                                         Benchmark ProFunds   11

         BENCHMARK PROFUNDS' PERFORMANCE

                  The bar chart and tables in this section can help you evaluate the potential risks of investing in the Benchmark ProFunds. The bar chart shows the 1998 return for the Investor Class shares of each Benchmark ProFund available to the public for a year or more as of December 31, 1998 (which excludes the newly formed UltraShort OTC, UltraEurope and UltraShort Europe ProFunds). The first table compares each such ProFund's return for Investor Class shares in 1998 and since inception with its relevant benchmark index. The second table compares each such ProFund's return for Service Class shares in 1998 and since inception with its relevant benchmark index. Of course, how a Benchmark ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

                  1998 RETURNS

                  26.57%  Bull ProFund
                  42.95%  Ultra Bull ProFund
                 185.34%  Ultra OTC Fund
                 -19.46%  Bear ProFund
                 -38.34%  Ultra Bear ProFund

                  During the period covered in the chart above, the highest and lowest return of the Investor Class shares of each of these Benchmark ProFunds in any calendar quarters were as follows:

                                         HIGHEST QUARTERLY     LOWEST QUARTERLY
                  FUND                   RETURN (%)            RETURN (%)
                  --------------------------------------------------------------

                  Bull ProFund           Q4 1998 (20.37%)      Q3 1998 (-9.95%)

                  Bear ProFund           Q3 1998 (11.11%)      Q4 1998 (-17.06%)

                  UltraBull ProFund      Q4 1998 (41.36%)      Q3 1998 (-22.46%)

                  UltraBear ProFund      Q3 1998 (17.87%)      Q4 1998 (-32.26%)

                  UltraOTC ProFund       Q4 1998 (72.73%)      Q3 1998 (-5.15%)


             12   Benchmark ProFunds

AVERAGE ANNUAL INVESTOR CLASS SHARE RETURNS as of December 31, 1998

                          ONE YEAR         SINCE INCEPTION       INCEPTION DATE

  Bull ProFund              26.57%              23.07%             12/02/97
  S&P 500 Index*            26.67%              24.18%

  UltraBull ProFund         42.95%              42.34%             11/28/97
  S&P 500 Index*            26.67%              26.92%

  UltraOTC ProFund         185.34%             123.30%             12/02/97
  NASDAQ 100 Index(TM)*     85.31%              70.12%

  Bear ProFund             -19.46%             -19.41%             12/31/97
  S&P 500 Index*            26.67%              26.67%

  UltraBear ProFund        -38.34%             -35.43%             12/23/97
  S&P 500 Index*            26.67%              28.27%


AVERAGE ANNUAL SERVICE CLASS SHARE RETURNS as of December 31, 1998

                          ONE YEAR         SINCE INCEPTION       INCEPTION DATE

  Bull ProFund              25.68%              22.26%             12/02/97
  S&P 500 Index*            26.67%              24.18%

  UltraBull ProFund         41.48%              40.99%             11/28/97
  S&P 500 Index*            26.67%              26.92%

  UltraOTC ProFund         183.98%             122.32%             12/02/97
  NASDAQ 100 Index(TM)*     85.31%              70.12%

  Bear ProFund             -20.04%             -19.99%             12/31/97
  S&P 500 Index*            26.67%              26.67%

  UltraBear ProFund        -38.45%             -35.60%             12/23/97
  S&P 500 Index*            26.67%              28.27%

*Excludes dividends

                                                         Benchmark ProFunds   13

              Annual Benchmark ProFund Operating Expenses

                  The tables below describe the fees and expenses you may pay if you buy and hold shares in any of the Benchmark ProFunds. THE PROFUNDS ARE "NO-LOAD" MUTUAL FUNDS. YOU PAY NO SALES CHARGE WHEN YOU BUY OR SELL SHARES, OR WHEN YOU REINVEST DIVIDENDS.


 ANNUAL OPERATING EXPENSES--INVESTOR CLASS SHARES
 (percentage of average daily net assets)

                     BULL        ULTRABULL     ULTRAOTC       ULTRAEUROPE
                     PROFUND*    PROFUND+      PROFUND+       PROFUND**

  Management fees    0.75%        0.75%        0.75%           0.90%

  Distribution       none         none         none            none
  (12b-1) fees

  Other expenses     0.98%        0.55%        0.50%           0.58%

  Total annual       1.73%        1.30%        1.25%           1.48%
  operating expenses

  Fee waiver         0.34%*       none         none            none

  NET EXPENSES       1.39%        1.30%        1.25%           1.48%






                     BEAR        ULTRABEAR     ULTRASHORT OTC  ULTRASHORT EUROPE
                     PROFUND*    PROFUND+      PROFUND+        PROFUND**


  Management fees    0.75%        0.75%        0.75%           0.90%

  Distribution       none         none         none            none
  (12b-1) fees

  Other expenses     1.15%        0.59%        0.68%           0.58%

  Total annual       1.90%        1.34%        1.43%           1.48%
  operating expenses

  Fee waiver         0.51%*       none         none            none

  NET EXPENSES       1.39%        1.34%        1.43%           1.48%

 *ProFund Advisors has  contractually  agreed to waive fees through December 31,
  1999 with respect to the indicated ProFunds.
 +Expenses have been restated to reflect current operating expense ratios. **Based on estimated expenses to be incurred in the first year of operations.
  NOTE: The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.


                14   Benchmark ProFunds

 ANNUAL OPERATING EXPENSES--SERVICE CLASS SHARES
 (percentage of average daily net assets)

                     BULL         ULTRABULL    ULTRAOTC        ULTRAEUROPE
                     PROFUND*     PROFUND+     PROFUND+        PROFUND**

  Management fees    0.75%        0.75%        0.75%           0.90%

  Distribution       none         none         none            none
  (12b-1) fees

  Other expenses     2.02%        1.54%        1.59%           1.58%

  Total annual       2.77%        2.29%        2.34%           2.48%
  operating expenses

  Fee waiver         0.34%*       none         none            none

  NET EXPENSES       2.43%        2.29%        2.34%           2.48%



                     BEAR         ULTRABEAR    ULTRASHORT OTC  ULTRASHORT EUROPE
                     PROFUND*     PROFUND+     PROFUND+        PROFUND**

  Management fees    0.75%        0.75%        0.75%           0.90%

  Distribution       none         none         none            none
  (12b-1) fees

  Other expenses     2.15%        1.57%        1.72%           1.58%

  Total annual       2.90%        2.32%        2.47%           2.48%
  operating expenses

  Fee waiver         0.51%*       none         none            none

  NET EXPENSES       2.39%        2.32%        2.47%           2.48%

 *ProFund Advisors has  contractually  agreed to waive fees through December 31,
  1999 with respect to the indicated ProFunds.
 +Expenses have been restated to reflect current operating expense ratios. **Based on estimated expenses to be incurred in the first year of operations.
  NOTE: The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.

                                                         Benchmark ProFunds   15

            EXPENSE EXAMPLES

                  The following examples illustrate the expenses you would have incurred on a $10,000 investment in each Benchmark ProFund, and are intended to help you compare the cost of investing in the Benchmark ProFunds compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that each ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant (1 year examples for Bull and Bear ProFunds reflect current fee waivers). Because these examples are hypothetical and for comparison only, your actual costs will be different.

INVESTOR CLASS EXPENSE EXAMPLES

                        1 YEAR          3 YEARS         5 YEARS        10 YEARS

  UltraBull ProFund      $132            $412            $713           $1,568
  UltraOTC ProFund       $127            $397            $686           $1,511
  Bull ProFund           $142            $545            $939           $2,041
  Bear ProFund           $142            $597          $1,026           $2,222
  UltraBear ProFund      $136            $425            $734           $1,613
  UltraShort OTC ProFund $146            $452            $782           $1,713
  UltraEurope ProFund1   $151            $468             N/A              N/A
  UltraShort Europe      $151            $468             N/A              N/A
  ProFund1


SERVICE CLASS EXPENSE EXAMPLES

                      1 YEAR          3 YEARS         5 YEARS        10 YEARS

  UltraBull ProFund      $232            $715          $1,225           $2,626
  UltraOTC ProFund       $237            $730          $1,250           $2,676
  Bull ProFund           $246            $859          $1,464           $3,099
  Bear ProFund           $242            $898          $1,528           $3,223
  UltraBear ProFund      $235            $724          $1,240           $2,656
  UltraShort OTC ProFund $250            $770          $1,316           $2,806
  UltraEurope ProFund1   $251            $773             N/A              N/A
  UltraShort Europe      $251            $773             N/A              N/A
  ProFund1

+The Securities and Exchange Commission requires that these ProFunds estimate expenses for one and three years only

            16   Benchmark ProFunds

                                                         BENCHMARK PROFUNDS

                                                          strategy


         WHAT THE BENCHMARK PROFUNDS DO

                  Each Benchmark ProFund:

                  o Seeks to provide its shareholders with predictable investment returns approximating its benchmarks by investing in securities and other financial instruments, such as futures and options on futures.
                  o Uses a mathematical and quantitative approach.
                  o Pursues their objectives regardless of market conditions, trends or direction.
                  o Seeks to provide correlation with their benchmarks on a daily basis.


         WHAT THE BENCHMARK PROFUNDS DO NOT DO

                  ProFund Advisors does not:

                  o Conduct conventional stock research or analysis or forecast stock market movement in managing the Benchmark ProFunds' assets.
                  o Invest the Benchmark ProFunds' assets in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.
                  o Adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.
                  o Seek to invest to realize dividend income from their investments.


                                                Benchmark ProFunds Strategy   17

                  In addition, the Ultra ProFunds do not seek to provide correlation with their benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents these ProFunds from achieving such results.

         IMPORTANT CONCEPTS

                  o LEVERAGE offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

                  o FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

                  o OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

                  o SELLING SHORT, or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds to seek gains when their benchmark index declines if the ProFund replaces the security to the lender at a price lower than the price it borrowed it at plus interest incurred, the ProFund makes a profit on the difference. If the current market price is greater when the time comes to replace the stock, the ProFund will incur a loss on the transaction.


             18   Benchmark ProFunds Strategy

         PORTFOLIO TURNOVER

                  Profund Advisors expects a significant portion of the Benchmark ProFunds' assets to come from professional money managers and investors who use ProFunds as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on ProFunds of such trading, market timing trading could increase the rate of profunds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while profunds does not expect it, large movements of assets into and out of the ProFunds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

                                                Benchmark ProFunds Strategy   19

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20

                                                                   MONEY  MARKET

                                                              ProFund

                  OBJECTIVE

                  The Money Market ProFund invests its assets in the Cash Management Portfolio (the "Portfolio"), a separate investment company managed by Bankers Trust Company. This structure is sometimes referred to as "master-feeder." The objective of the Money Market ProFund and the Portfolio are identical: both seek a high level of current income consistent with liquidity and preservation of capital. The Portfolio seeks this objective by investing in high quality short-term money market instruments.


            STRATEGY

                  Money Market ProFund invests for current income. In order to maintain a stable share price, the Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio may also invest in securities that have features that reduce their maturities to 397 days or less on their purchase date. The Portfolio buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:
                  o have received the highest short-term rating from two nationally recognized statistical rating organizations; or
                  o have received the highest short-term rating from one rating organization (if only one organization rates the security);

                                                       Money Market ProFund   21

                  o if unrated, are determined to be of similar quality by the Portfolio's investment advisor; or
                  o have no short-term rating, but are rated in the top three highest long-term rating categories, or are determined to be of similar quality by the Portfolio's investment advisor.

            RISKS

                  All money market instruments, including U.S. government debt obligations, are subject to interest rate risk, which is the risk that an investment will change in value when interest rates change. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline.

                  Money market instruments are subject to credit risk, which is the risk that the issuer of the instrument will default, or fail to meet its payment obligations. In addition, they may change in value if an issuer's creditworthiness changes, although such a circumstance would be extremely unlikely in the case of U.S. government debt obligations.

                  The Money Market ProFund also will be subject to the effects of business, economic and regulatory developments that affect the Portfolio or the financial services industry generally.

                  An investment in the Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Money Market ProFund tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Money Market ProFund will do so, and you could lose money by investing in this ProFund.


             22   Money Market ProFund

         CONSIDERING A MONEY MARKET PROFUND INVESTMENT

                  Investors can take advantage of the Money Market ProFund in two ways:
                  o during periods when investors want to maintain a neutral exposure to the stock market, the income earned from an investment in the Money Market ProFund can keep their capital at work.
                  o the Money Market ProFund can be invested in conjunction with other ProFunds to adjust an investor's target exposure to an index.

                    For instance, an investor who desires to target a daily return of 1.5 times the daily performance of the S&P 500 Index could allocate 75% of his or her investment to the UltraBull ProFund and 25% of the investment to the Money Market ProFund.

         MONEY MARKET PROFUND'S TOTAL RETURNS AND EXPENSES

                  The bar chart and tables in this section can help you evaluate the potential risk of investing in Money Market ProFund. The bar chart shows the 1998 return for the Investor Class shares of the Money Market ProFund. The first table shows the Money Market ProFund's return for Investor Class shares in 1998 and since inception. The second table shows the return for Service Class shares in 1998 and since inception. Of course, how the Money Market ProFund has performed in the past is not necessarily an indication of how it will perform in the future.

                  1998 RETURNS
                           [The following is a bar chart in the printed version]
                           [] 4.84%                        Money Market ProFund

                  During the period covered in the chart above, the highest return in any calendar quarter for Money Market ProFund's Investor Class shares was Q4 1998 (1.22%), and its lowest quarterly return was Q3 1998 (1.14%).


                                                       Money Market ProFund   23

AVERAGE ANNUAL INVESTOR CLASS SHARE RETURNS as of December 31, 1998

                          ONE YEAR           SINCE INCEPTION      INCEPTION DATE

  Money Market ProFund       4.84%                 4.87%             11/17/97


                  The 7-day yield, the income yield for the previous seven days projected over a full year, was 4.41% for Money Market ProFund's Investor Class shares as of December 31, 1998. To learn the current 7-day yield, call ProFunds at (888) 776-3637.


AVERAGE ANNUAL SERVICE CLASS SHARE RETURNS as of December 31, 1998

                          One Year          Since Inception       Inception Date

  Money Market ProFund       3.81%                 3.41%             11/17/97

                  The 7-day yield, the income yield for the previous seven days projected over a full year, was 3.41% for Money Market ProFund's Service Class shares as of December 31, 1998. To learn the current 7-day yield, call ProFunds at (888) 776-3637.


         ANNUAL FUND OPERATING EXPENSES

                  The tables on the following page describe the fees and expenses, including the Money Market ProFund's prorated Portfolio expenses, you may pay if you buy and hold shares of the Money Market ProFund. The Money Market ProFund is a "no-load" mutual fund. You pay no sales charge when you buy or sell shares or when you reinvest dividends.


             24   Money Market ProFund

                  MONEY MARKET ANNUAL OPERATING EXPENSES-INVESTOR CLASS SHARES (percentage of average daily net assets)

                  Management fees                   0.15%
                  Distribution (12b-1) fees         None
                  Other expenses*                   0.68%
                  TOTAL ANNUAL OPERATING EXPENSES*  0.83%

                  * Expenses have been restated to reflect current operating expense ratios.

                  NOTE: The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.

                  MONEY MARKET ANNUAL OPERATING EXPENSES-SERVICE CLASS SHARES (percentage of average daily net assets)

                  Management fees                   0.15%
                  Distribution (12b-1) fees         None
                  Other  expenses*                  1.68%
                  TOTAL ANNUAL OPERATING EXPENSES*  1.83%

                  * Expenses have been restated to reflect current operating expense ratios.

                  NOTE: The ProFunds charge $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the ProFunds.


                  EXPENSE EXAMPLES

                  The examples below illustrate the expenses you would have incurred on a $10,000 investment in each class of shares of the Money Market ProFund, and are intended to help you compare the cost of investing in the ProFund compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that the Money Market ProFund earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. Because this example is hypothetical and for comparison only, your actual costs will be different.


                      1 YEAR          3 YEARS         5 YEARS        10 YEARS

  Investor Shares       $85            $265            $460           $1,025

  Service Shares       $186            $576            $990           $2,148


                                                       Money Market ProFund   25

                      [This page intentionally left blank]

                                                            MONEY MARKET PROFUND

                                                         strategy

                  The Money Market ProFund invests all of its investable assets in the Portfolio. The Portfolio may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate. These include:
                  o Debt securities issued by U.S. and foreign banks, financial institutions, and corporations, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.
                  o U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.
                  o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.
                  o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.


                                              Money Market ProFund Strategy   27

                  Because many of the Portfolio's principal investments are issued or credit-enhanced by banks, the Portfolio may invest more than 25% of its total assets in obligations of domestic banks.

                  The Portfolio may invest in other types of instruments, as described in the Statement of Additional Information.


         SPECIFIC RISKS AND MEASURES TAKEN TO LIMIT THEM

                  CREDIT RISK

                  A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. If a security no longer meets the Portfolio's credit rating requirements, Bankers Trust Company will attempt to sell that security within a reasonable time, unless selling the security would not be in the Portfolio's best interest.

                  REPURCHASE AGREEMENT RISK

                  A repurchase agreement exposes the Portfolio to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, the Portfolio can lose money because:
                  o it may not be able to sell the securities at the agreed-upon time and price.
                  o the securities lose value before they can be sold.

                  Bankers Trust Company seeks to reduce the Portfolio's risk by monitoring, under the supervision of the Portfolio's Board of Trustees, the creditworthiness of the sellers with whom it enters into repurchase agreements. The Portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest.


             28   Money Market ProFund Strategy

                  INTEREST RATE RISK

                  Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the Portfolio adheres to the following practices:
                  o Bankers Trust Company limits the dollar-weighted average maturity of the securities held by the Portfolio to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.
                  o Bankers Trust Company primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligations.


                  MARKET RISK

                  Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

                  SECURITY SELECTION RISK

                  While the Portfolio invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio's returns to lag behind those of similar money market funds. Bankers Trust Company attempts to limit this risk by diversifying the Portfolio's investments so that a single setback need not undermine the pursuit of its objective and by investing in money market instruments that receive the highest short-term debt ratings as described above.

                  CONCENTRATION RISK

                  Because the Portfolio may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service

                                              Money Market ProFund Strategy   29
                  companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

                  PREPAYMENT RISK

                  When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.


         ORGANIZATIONAL STRUCTURE

                  The Money Market ProFund is a FEEDER FUND that invests all of its assets in a master fund, the Portfolio. The ProFund and the Portfolio have the same investment objective.

                  The Portfolio may accept investments from other feeder funds. The feeders bear the Portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. The Money Market ProFund's Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor and invest its assets directly in appropriate instruments, invest in a different fund, or take other action.


               30 Money Market ProFund Strategy

                                                     SHARE PRICES, CLASSES & TAX

                                                             information


           CALCULATING THE PROFUNDS' SHARE PRICES

                  Except for the UltraEurope and UltraShort Europe ProFunds, each Benchmark ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

                  The UltraEurope and UltraShort Europe ProFunds calculate their daily share prices on the basis of the net asset value of each class of shares at the latest close of trading on the three exchanges tracked by the PEI: the London Stock Exchange, the Frankfurt Stock Exchange or the Paris Bourse (normally, 11:30 a.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

                  Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund are traded in markets on days when the ProFund's principal trading market(s) is closed, the ProFund's net asset value may vary on days when investors cannot purchase or redeem shares.

                  The ProFunds value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class's

                                    Share Prices, Classes & Tax Information   31
                  outstanding shares. The ProFunds use the following methods for arriving at the current market price of investments held by the Benchmark ProFunds:
                  o securities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.
                  o securities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices. o futures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE (for all Benchmark ProFunds except UltraEurope ProFund and UltraShort Europe ProFund).
                  o futures prices used to calculate net asset values for the UltraEurope and UltraShort Europe ProFunds will be the last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.
                  o options on futures contracts--priced at fair value determined with reference to established future exchanges.
                  o bonds and convertible bonds generally are valued using a third-party pricing system.
                  o short-term debt securities are valued at amortized cost, which approximates market value.
                  o the foreign exchange rates used to calculate the net asset values for the UltraEurope and UltraShort Europe ProFunds will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

                  When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair


             32   Share Prices, Classes & Tax Information
                  value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

                  THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

                  THE LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE or PARIS BOURSE closes for the following holidays in 1999: May Day (May
                  3), Ascension (May 13), Pentecost Monday (May 24), Spring Bank Holiday (May 31), Corpus Christi Day (June 3), Independence Day (July 5), Bastille Day (July 14), Summer Bank Holiday (August 30), Labor Day (September 6), All Saints Day (November
                  1), Thanksgiving Day (November 25), Christmas Eve, Christmas Day (observed December 27), Boxing Day (observed December 28) and New Year's Eve. Holidays scheduled for 2000 include: New Years Day (January 3), Good Friday (April 21) and Easter Monday (April 24). Please note that holiday schedules are subject to change without notice.


         CALCULATING THE MONEY MARKET PROFUND'S SHARE PRICE

                  The Money Market ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business except for two additional bank holidays, Columbus Day and Veterans' Day. Purchases and redemptions of shares are effected at the net asset value per share

                                   Share Prices, Classes & Tax Information    33
                  next determined after receipt and acceptance of an order. If the market for the primary investments in the Portfolio closes early, the Portfolio may close early. The Money Market ProFund will cease taking purchase orders at that time. The Money Market ProFund's net asset value per share for each class of shares will normally be $1.00, although neither ProFund Advisors nor Bankers Trust Company can guarantee that this will always be the case. The Portfolio uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.


         DIVIDENDS AND DISTRIBUTIONS

                  Each of the Benchmark ProFunds intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. Each Benchmark ProFund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

                  The Money Market ProFund declares dividends from its net income daily and pays the dividends on a monthly basis. The Money Market ProFund will pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year, but it reserves the right to include in the daily dividend any short-term capital gains on securities that it sells.

                  The Money Market ProFund may revise these policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant net asset value of $1.00 per share.


         TAX CONSEQUENCES

                  A ProFund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gain that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they

             34   Share Prices, Classes & Tax Information
                  receive. Shareholders will generally be taxed regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested. Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if a ProFund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gain rate. Dividends and distributions may also be subject to state and local taxes.

                  Every year the ProFunds will send shareholders tax information on the dividends and distributions for the previous year.

                  If shareholders sell or redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of ProFund shares may be treated as a sale.

                  The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

                  PLEASE KEEP IN MIND:

                  o Whether a distribution by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gain of the ProFund, not on how long an investor has owned shares of the ProFund.
                  o Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year may be taxable in the year the ProFund declared them.
                  o As with all mutual funds, a ProFund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the

                                    Share Prices, Classes & Tax Information   35
                  shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the ProFunds for any penalty that the IRS may impose.

                  PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, PROFUND ADVISORS RECOMMENDS THAT SHAREHOLDERS CONSULT THEIR TAX ADVISORS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTMENT IN THE PROFUNDS.

         CLASSES OF SHARES

                  Investors in any of the ProFunds can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, each ProFund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders. For this fee, the authorized firms may provide a variety of services, such as:
                  o receiving and processing shareholder orders,
                  o performing the accounting for the shareholder's account,
                  o maintaining retirement plan accounts,
                  o answering questions, giving investment advice, and handling correspondence for individual accounts,
                  o acting as the sole shareholder of record for individual shareholders,
                  o issuing shareholder reports and transaction confirmations,
                  o executing daily investment "sweep" functions, and
                  o investment advisory services.
                  Holders of a ProFund's Service Class shares pay all fees and expenses applicable to these shares. The authorized firms may charge extra for services beyond those specified above, but they must furnish clients who own Service Class shares with a schedule explaining those fees.

             36   Share Prices, Classes & Tax Information

                                                            SHAREHOLDER SERVICES

                                                                 guide


             CONTACTING PROFUNDS

                  BY TELEPHONE:        (888) 776-3637 or (614) 470-8122--
                                         for investors
                                       (888) 776-5717--a phone line dedicated
                                         for use by financial professionals ONLY

                  BY MAIL:             ProFunds
                                       P.O. Box 182800
                                       Columbus, OH 43218-2800

                  BY OVERNIGHT MAIL:   ProFunds
                                       c/o BISYS Fund Services
                                       3435 Stelzer Road
                                       Columbus, OH 43219


         MINIMUM INVESTMENTS

                  o $5,000 for discretionary accounts controlled by a financial professional.

                  o $15,000 for self-directed accounts controlled directly by investors.

                  These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFunds investment. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of a ProFund's shares in whole or in part.


                                                 Shareholder Services Guide   37

         OPENING YOUR PROFUNDS ACCOUNT

                  BY MAIL: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases must be made in US dollars through a US bank.

                  BY WIRE TRANSFER: First, complete an application and fax it to ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718.
                  Next, call ProFunds at (888) 776-3637 (toll-free) or (614) 470-8122 to a) confirm receipt of the faxed application, b) request your new account number, c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:
                    UMB BANK, N.A.
                    KANSAS CITY, MO
                    ROUTING/ABA #:101000695
                    PROFUNDS DDA #9870857952

                    FOR FURTHER CREDIT TO: Your name, the name of the ProFund(s), and your ProFunds account number

                    CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative

                  After faxing a copy of the completed application, send the original to ProFunds via mail or overnight delivery. The addresses are shown above under "Contacting ProFunds by mail."

                  Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

                  Please note that your bank may charge a fee to send or receive wires.

                                  Shareholders
                                 Services Guide

             38   Shareholder Services Guide

                  ESTABLISHING ACCOUNTS FOR TAX-SHELTERED RETIREMENT PLANS

                  The ProFunds sponsor Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFund Advisors charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the ProFunds. For additional information and an application, contact ProFunds directly by phone or at the above address.


         PURCHASING ADDITIONAL PROFUNDS SHARES

                  BY MAIL: Send a check payable to "ProFunds", noting the ProFund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases need to be made in US dollars through a US bank.

                  BY WIRE TRANSFER: Call ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

                  YOU CAN THEN INSTRUCT YOUR BANK TO TRANSFER YOUR FUNDS TO:
                    UMB BANK, N.A.
                    KANSAS CITY, MO
                    ROUTING/ABA #:101000695
                    PROFUNDS DDA #9870857952

                    FOR FURTHER CREDIT TO: Your name, the name of the ProFund(s), and your ProFunds account number

                    CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative

                  Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.


                  Please note that your bank may charge a fee to send or receive wires.

                                  Shareholders
                                 Services Guide

                                                 Shareholder Services Guide   39

                  PLEASE KEEP IN MIND WHEN PURCHASING SHARES:

                  o The minimum subsequent purchase amount is $100.
                  o ProFunds prices shares you purchase at the price per share next computed after we receive and accept your purchase order in good order. In order to be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.
                  o A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and
                  (ii) ProFunds receives and accepts your wire. ProFunds only accepts wires during the times it processes wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all ProFunds except that UltraEurope and UltraShort Europe ProFunds do not receive and process wires from 10:30 a.m. through 11:30 a.m., Eastern time. Wires received after ProFunds' wire processing times will be processed as of the next time that orders are processed. If the primary exchange or market, on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.
                  o If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the ProFunds.
                  o Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of ProFunds shares.

                                  Shareholders
                                 Services Guide

            40    Shareholder Services Guide

             EXCHANGES

                  Shareholders can exchange shares of either class of any ProFund for shares of either class of another ProFund free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

                  ProFunds accepts exchange orders either by phone or in writing. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction. EXCHANGE ORDERS BETWEEN PROFUNDS CAN BE ACCEPTED BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:30 P.M. AND 9:00 P.M., EASTERN TIME, WITH THE EXCEPTION THAT PROFUNDS DOES NOT ACCEPT EXCHANGE ORDERS INVOLVING ULTRAEUROPE AND ULTRASHORT EUROPE PROFUNDS BETWEEN 10:30 A.M. AND 11:30 A.M., EASTERN TIME. If the primary exchange or market (generally, the CME) on which a ProFund (other than the UltraEurope or UltraShort Europe ProFunds) transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

                  PLEASE KEEP IN MIND WHEN EXCHANGING SHARES:
                  o An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund.
                  o If both ProFunds involved in the exchange have their respective net asset values calculated at the same time then both the sale and the buy will occur simultaneously.

                    For example, assume you were to exchange Money Market ProFund for UltraOTC ProFund and the order was placed before 3:50 p.m., Eastern time, on any business day. The net asset values for both ProFunds involved in the transaction are computed at the same time. Therefore, both the price of the shares sold out of Money Market ProFund and the shares purchased into UltraOTC ProFund would be determined simultaneously when the net asset values are next computed, normally 4:00 p.m., Eastern time.

                                  Shareholders
                                 Services Guide

                                                 Shareholder Services Guide   41

                  o If the exchange involves ProFunds that calculate their net asset values at different times, you will receive the net asset value next computed for the redemption transaction. The purchase transaction will receive the price next determined after the redemption transaction is completed. The proceeds from the sale will not be invested during the intervening period and will not earn interest during that time.

                    For example, assume you were to exchange UltraBull ProFund for UltraEurope ProFund and the order was placed before 3:50 p.m., Eastern time, on a business day of the UltraBull ProFund. The net asset values of UltraEurope and UltraBull ProFunds are not determined at the same time. As a result, the components of the exchange would be valued at two different times. First, the sale from UltraBull ProFund would be priced using the next computed net asset value, which would be determined normally at 4:00 p.m., Eastern time, on such day. Second, the buy into UltraEurope ProFund would receive the net asset value of UltraEurope ProFund next determined after the redemption from UltraBull ProFund. That determination of the net asset value of UltraEurope ProFund would normally take place at 11:30 a.m., Eastern time, on the next business day of UltraEurope ProFund.

                  o Please note that during certain periods, it may take several days for exchanges to be completed due to holidays.
                  o The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's current value.
                  o You may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.

           REDEEMING PROFUND SHARES

                  YOU CAN REDEEM ALL OR PART OF YOUR SHARES AT THE PRICE NEXT DETERMINED AFTER WE RECEIVE YOUR REQUEST. PROFUNDS OTHER THAN ULTRAEUROPE AND ULTRASHORT EUROPE ONLY ACCEPT REDEMPTION ORDERS BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:30 P.M. AND 9:00 P.M., EASTERN TIME. ULTRAEUROPE AND ULTRASHORT EUROPE PROFUNDS ACCEPT TELEPHONE REDEMPTION ORDERS ONLY BETWEEN 8:00 A.M. AND 10:30 A.M. AND 11:30 A.M. AND 9:00 P.M., EASTERN TIME. ProFunds may not receive or accept phone redemption orders

                                  Shareholders
                                 Services Guide

             42     Shareholder Services Guide
                  at any other time. If the primary exchange or market on which a ProFund (other than the UltraEurope and UltraShort Europe ProFunds) transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

                  WRITTEN REDEMPTIONS

                  To redeem all or part of your shares in writing, your request needs to include the following information:
                  othe name of the ProFund(s),
                  o the account number(s),
                  o the amount of money or number of shares being redeemed,
                  o the name(s) of the account owners,
                  o the signature(s) of all registered account owners, and
                  o your daytime telephone number.

                  WIRE REDEMPTIONS

                  If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. The ProFunds charge a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.

                  SIGNATURE GUARANTEE

                  Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:
                  o Your account registration or address has changed within the last 30 calendar days.
                  o The check is being mailed to a different address than the one on your account.
                  o The check or wire is being made payable to someone other than the account owner.
                  o The redemption proceeds are being transferred to an account with a different registration.
                  o You wish to redeem more than $100,000.

                                  Shareholders
                                 Services Guide

                                                 Shareholder Services Guide   43

                  o You are adding or changing wire instructions on your account.
                  o Other unusual situations as determined by ProFund's transfer agent.

                  Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

                  PLEASE KEEP IN MIND WHEN REDEEMING SHARES:

                  o Redemptions from self-directed accounts must be for at least $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.
                  o The ProFunds normally remit redemption proceeds within seven days of completing your liquidation out of the relevant ProFund. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that its transfer agent has collected the purchase payment.
                  o ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.
                  o To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call the ProFunds to request a retirement distribution form.
                  o Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.

                                  Shareholders
                                 Services Guide

             44   Shareholder Services Guide

                  o Redemption proceeds from the UltraEurope and UltraShort Europe ProFunds are made within seven business days after the business date of the redemption. The business date of these redemptions may be the business day following the day your redemption request reaches ProFunds.
                  o Money Market ProFund shares begin accruing dividends on the day ProFund's transfer agent, BISYS Fund Services, receives a purchase order and payment in the form of a Federal funds wire. Purchases by check begin earning dividends the business day following the business day the check is received. They continue to earn dividends until the business day that BISYS Fund Services has processed the redemption order.

                  SUSPENSION OF REDEMPTIONS

                  Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, as appropriate, is restricted, as determined by the Securities and Exchange Commission; (ii) for any period during which an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of ProFunds' investors.

                  DRAFT CHECKS

                  You may elect to redeem shares of the Money Market ProFund by draft check ($500 minimum) made payable to the order of any person or institution. If you are interested in this option, you must submit a completed signature card to ProFunds. You will then be supplied with draft checks that are drawn on the Money Market ProFund's account. There is a $25 fee for stop payment requests on draft checks. This option is not available to Individual Retirement Account shareholders.

                                  Shareholder
                                 Services Guide

                                                Shareholder Services Guide   45

           AUTOMATIC INVESTMENT AND REDEMPTION PLANS

                  Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 701/2 years of age or older.



           ABOUT TELEPHONE TRANSACTIONS

                  o IT MAY BE DIFFICULT TO REACH PROFUNDS BY TELEPHONE DURING PERIODS OF HEAVY MARKET ACTIVITY OR OTHER TIMES. IF YOU ARE UNABLE TO REACH US BY TELEPHONE, CONSIDER SENDING WRITTEN INSTRUCTIONS.
                  o You may initiate numerous transactions by telephone. Please note, however, that the ProFunds and their agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

                                  Shareholder
                                 Services Guide

             46     Shareholder Services Guide

                                                                        PROFUNDS

                                                                   management



         BOARD OF TRUSTEES AND OFFICERS

                  The ProFunds' Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds' officers are responsible for day-to-day operations of the ProFunds.


         INVESTMENT ADVISORS

                  PROFUND ADVISORS LLC
                  PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to all of the ProFunds except for the Money Market ProFund, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each Benchmark ProFund. It receives fees equal to 0.75% of the average daily net assets of each Benchmark ProFund, except the UltraEurope and UltraShort Europe ProFunds, for which it receives a fee equal to 0.90% of the average daily net assets. ProFund Advisors bears the costs of advisory services.

                  MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University
                  Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

                                                        ProFunds Management   47

                  LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

                  WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

                  Each Benchmark ProFund is managed by an investment team chaired by Dr. Seale.

                  BANKERS TRUST COMPANY

                  The Money Market ProFund seeks to achieve its investment objective by investing all of its assets in a portfolio managed by Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006. Bankers Trust makes the Portfolio's investment decisions and assumes responsibility for the securities the Portfolio owns. It receives a fee equal to 0.05% of the average daily net assets of the Portfolio.

                  As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States, with total assets of approximately $156 billion. Bankers Trust Company is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

                  Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG.

           48    ProFunds Management

                  Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Portfolio's advisory relationship with Bankers Trust thereafter is subject to the approval of shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control the operations of Bankers Trust. Bankers Trust believes that, under this new arrangement, the services provided to the Portfolio will be maintained at their current level.

         OTHER SERVICE PROVIDERS

                  BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services. Each ProFund pays BISYS a fee, on a sliding scale, for its administrative services. For average daily net assets up to $300 million, the fee is 0.15% of the assets, and it declines to 0.05% for average daily net assets of $1 billion or more.

                  ProFund Advisors also performs client support and administrative services for the ProFunds. The Benchmark ProFunds each paid a fee of 0.15% of average daily net assets for these services last year. ProFund Advisors may receive a fee of 0.35% of average daily net assets from the Money Market ProFund for these services and for feeder fund management, administration and reporting in its relationship to the Portfolio.


         YEAR 2000

                  Like other funds and business organizations around the world, the ProFunds could be adversely affected if the computer systems used by their investment advisors and other service providers do not properly process and calculate date-related information for

                                                        ProFunds Management   49
                  the Year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the ProFunds invest, which could impact the prices of the ProFunds' shares.

                  The ProFunds have been assured that their service providers have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the ProFunds' operations associated with Year 2000 issues. The service providers are likewise seeking assurances from their respective vendors and suppliers that these entities are addressing any Year 2000 issues.

                  In the event that any systems upon which the ProFunds depend are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the ProFunds' service providers cannot be accurately assessed at this time, the ProFunds currently have no reason to believe that the Year 2000 plans of the investment advisors and other service providers will not be completed by December 31, 1999. The ProFunds will continue to closely monitor developments relating to this issue.


         OTHER INFORMATION

                  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "500(R)" are trademarkS of The McGraw-Hill Companies, Inc. and have been licensed for use by ProFunds. "NASDAQ 100 Index" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's or NASDAQ and neither Standard & Poor's nor NASDAQ makes any representation regarding the advisability of investing in the Product.

                  (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).

            50    ProFunds Management

                                                                       FINANCIAL
                                                                  highlights

                  The following tables provide a picture of the performance since inception of each share class of the ProFunds in operation for a year or more as of December 31, 1998. The information selected represents the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Pricewaterhouse Coopers LLP, independent accountants, whose report on the financial statements of the ProFunds appears in the ProFunds' annual report for the fiscal year ended December 31, 1998. The annual report is available free of charge by phoning 888-776-3637.


                                                       Financial Highlights   51

                  BULL PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                   ADJUSTED FOR 5:1 REVERSE STOCK SPLIT

                                 INVESTOR CLASS             SERVICE CLASS
                                        For the period               For the period
                           For the year from December   For the year from December 2,
                           Ended        2, 1997(a)      Ended        1997(a)
                           December 31, to December 31, December 31, to December 31,
                           1998         1997            1998         1997
                           ---------------------------- --------------------------------
NET ASSET VALUE,              $49.45      $50.00         $49.45      $50.00
BEGINNING OF PERIOD           ------      ------         ------      ------
----------------------------------------------------------------------------------------
Net investment income           1.63(d)    0.10            1.08(d)   --
----------------------------------------------------------------------------------------
Net realized and unrealized    11.49       (0.65)         11.64       (0.55)
gain/(loss) on investment      -----       ------         -----       ------
transactions and futures contracts
----------------------------------------------------------------------------------------
Total income/(loss) from       13.12       (0.55)         12.72       (0.55)
investment operations
----------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income          (0.04)      --             --(e)           --
----------------------------------------------------------------------------------------
Net realized gains on          (0.05)      --             (0.05)      --
investment transactions        ------      ------         ------      ------
and futures contracts
----------------------------------------------------------------------------------------
Total distributions            (0.09)      --             (0.05)      --
NET ASSET VALUE,
 END OF PERIOD                $62.48      $49.45         $62.12      $49.45
                              ======      ======         ======      ======
----------------------------------------------------------------------------------------
TOTAL RETURN                   26.57%      (1.10%)(B)     25.68%      (1.10%)B)
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $7,543,922     $46,281       $589,547         $10
----------------------------------------------------------------------------------------
Ratio of expenses to            1.63%       1.33%(c)       2.67%       1.33%(c)
average net assets
----------------------------------------------------------------------------------------
Ratio of net investment         2.84%       2.97%(c)       1.89%       0.00%(c)
income to average
net assets
----------------------------------------------------------------------------------------
Ratio of expenses to average net2.40%     423.48%(c)       3.30%     424.48%(c)
assets (before reimbursements)*

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)Distribution per share was less than $0.005

          52   Financial Highlights

ULTRABULL PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                     ADJUSTED FOR 5:1 REVERSE STOCK SPLIT

                                   INVESTOR CLASS              SERVICE CLASS
                                          For the period                 For the period
                             For the year from November   For the year   from November 28,
                             ended        28, 1997(a)     ended          1997(a)
                             December 31, to December 31, December 31,   to December 31,
                             1998         1997            1998           1997
                             -------------------------- --------------------------

  NET ASSET VALUE,              $51.45       $50.00         $51.45      $50.00
  BEGINNING OF PERIOD           ------       ------         ------      ------
-------------------------------------------------------------------------------------------
  Net investment income            1.55(d)     0.05           0.95(d)     0.05
-------------------------------------------------------------------------------------------
  Net realized and unrealized     20.53        1.40          20.39        1.40
  gain on investment transactions -----     ------         ------      ------
  and futures contracts
-------------------------------------------------------------------------------------------
  Total income from               22.08        1.45          21.34        1.45
  investment operations
-------------------------------------------------------------------------------------------
  Distribution to Shareholders from:
  Net investment income           (0.06)      --                --(e)      --
-------------------------------------------------------------------------------------------
  Net realized gains on           (0.03)      --             (0.03)          --
  investment transactions         -----     ------           -----        -----
  and futures contracts
-------------------------------------------------------------------------------------------
  Total distributions             (0.09)      --             (0.03)        --
-------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD $73.44      $51.45         $72.76     $51.45
                                 ======      ======         ======     ======
-------------------------------------------------------------------------------------------
  TOTAL RETURN                    42.95%      (2.90%)(b)     41.48%      2.90%(b)
-------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets at
  end of period             $90,854,397  $6,043,740    $10,991,484 $2,394,297
-------------------------------------------------------------------------------------------
  Ratio of expenses to            1.50%       1.33%(c)       2.39%       1.33%(c)
  average net assets
-------------------------------------------------------------------------------------------
  Ratio of net investment         2.43%       2.26%(c)       1.53%       1.69%(c)
  income to average
  net assets
  Ratio of expenses to average net1.70%      12.69%(c)       2.84%      13.69%(c)
  assets (before reimbursements)*

*During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)Distribution per share was less than $0.005

                                                      Financial Highlights    53

ULTRAOTC PROFUND

FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                     ADJUSTED FOR 5:1 REVERSE STOCK SPLIT

                                   INVESTOR CLASS              SERVICE CLASS
                                          For the period   For the period
                            For the year  from December    For the year    from December 2,
                            ended         2, 1997(a)       ended           1997(a)
                            December 31,  to December 31,  December 31,    to December 31,
                            1998          1997             1998            1997
                            ----------------------------   --------------------------------

  NET ASSET VALUE,               $41.80      $50.00         $41.80        $50.00
  BEGINNING OF PERIOD            ------      ------         ------        ------
------------------------------------------------------------------------------------------
  Net investment income            0.81(d)     0.30           0.40(d)         --
------------------------------------------------------------------------------------------
  Net realized and unrealized     76.66       (8.50)         76.50         (8.20)
  gain/(loss) on investment       -----      ------         ------        ------
  transactions and futures contracts
------------------------------------------------------------------------------------------
  Total income/(loss) from        77.47       (8.20)         76.90         (8.20)
  investment operations
------------------------------------------------------------------------------------------
  DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income              --(e)       --             --(e)         --
------------------------------------------------------------------------------------------
  Total distributions                --          --             --                --
------------------------------------------------------------------------------------------
  NET ASSET VALUE,
  END OF PERIOD                 $119.27      $41.80        $118.70        $41.80
                                =======      ======        =======        ======
------------------------------------------------------------------------------------------
  TOTAL RETURN                   185.34%     (16.40%)(b)    183.98%       (16.40%)(b)
------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets,
  end of period            $239,017,203    $256,184    $32,391,937      $663,984
------------------------------------------------------------------------------------------
  Ratio of expenses to             1.47%       1.07%(c)       2.38%         1.75%(c)
  average net assets
------------------------------------------------------------------------------------------
  Ratio of net investment          1.05%       2.73%(c)       0.07%        (0.06%)(c)
  income to average
  net assets
  Ratio of expenses to average net 1.67%      21.74%(c)       2.61%        23.42%(c)
  assets (before reimbursements)*
------------------------------------------------------------------------------------------
  PORTFOLIO TURNOVER (F)            156%                       156%

*During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)Distribution per share was less than $0.005
(f)Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

          54   Financial Highlights

BEAR PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                     ADJUSTED FOR 5:1 REVERSE STOCK SPLIT

                                   INVESTOR CLASS              SERVICE CLASS
                                          For the period               For the period
                             For the year from December   For the year from December 31,
                             ended        2, 1997(a)      ended        1997(a)
                             December 31, to December 31, December 31, to December 31,
                             1998         1997            1998         1997
                             ---------------------------- ----------------------------------

 NET ASSET VALUE,                $50.00      $50.00         $50.00        $50.00
 BEGINNING OF PERIOD             ------      ------         ------        ------
--------------------------------------------------------------------------------------------
 Net investment income             1.47(d)       --           0.87(d)         --
 Net realized and unrealized     (11.22)         --         (10.88)           --
 (loss) on investment transactions ----      ------         ------        ------
 and futures contracts
--------------------------------------------------------------------------------------------
 Total (loss) from                (9.75)         --         (10.01)           --
 investment operations
--------------------------------------------------------------------------------------------
 DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income            (0.37)         --          (0.23)           --
--------------------------------------------------------------------------------------------
 Net realized gains on               --(e)       --             --(e)         --
 investment transactions          -----       -----          -----         -----
 and futures contracts
--------------------------------------------------------------------------------------------
 Total distributions              (0.37)      --             (0.23)           --
--------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD  $39.88      $50.00         $39.76        $50.00
                                 ======      ======         ======        ======
--------------------------------------------------------------------------------------------
 TOTAL RETURN                    (19.46%)      0.00%(b)     (20.04%)        0.00%(b)
--------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period   $4,166,787  $2,516,412       $379,670           $10
--------------------------------------------------------------------------------------------
 Ratio of expenses to              1.54%       0.00%(c)       2.49%         0.00%(c)
 average net assets
--------------------------------------------------------------------------------------------
 Ratio of net investment           3.12%       0.00%(c)       1.90%         0.00%(c)
 income to average
 net assets
--------------------------------------------------------------------------------------------
 Ratio of expenses to average net  3.26%     325.97%(c)       4.09%       326.97%(c)
 assets (before reimbursements)*

*During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)Distribution per share was less than $0.005

                                                       Financial Highlights   55

ULTRABEAR PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                     ADJUSTED FOR 5:1 REVERSE STOCK SPLIT

                                   INVESTOR CLASS              SERVICE CLASS
                                          For the period               For the period
                             For the year from December   For the year from December 23,
                             ended        23, 1997(a)     ended        1997(a)
                             December 31, to December 31, December 31, to December 31,
                             1998         1997            1998         1997
                             -------------------------- --------------------------
  NET ASSET VALUE,               $51.80      $50.00         $51.75        $50.00
  BEGINNING OF PERIOD            ------      ------         ------        ------
------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME            1.16(d) 6,082.50(e)        0.75(d)         --
------------------------------------------------------------------------------------------
  Net realized and unrealized    (21.04)  (6,080.70)(e)      20.67          1.75
  gain/(loss) on investment      ------      ------         ------        ------
  transactions and futures contracts
------------------------------------------------------------------------------------------
  Total income/(loss) from       (19.88)       1.80         (19.92)         1.75
  investment operations
------------------------------------------------------------------------------------------
  DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income           (0.04)         --             --            --
------------------------------------------------------------------------------------------
  Total distributions             (0.04)         --             --            --
------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD $31.88      $51.80         $31.83        $51.75
                                 ======      ======         ======        ======
------------------------------------------------------------------------------------------
  TOTAL RETURN                   (38.34%)      3.60%(b)     (38.45%)        3.50%(b)
------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $27,939,876         $21     $3,012,328           $10
------------------------------------------------------------------------------------------
  Ratio of expenses to             1.57%       1.33%(c)       2.45%         1.33%(c)
  average net assets
------------------------------------------------------------------------------------------
  Ratio of net investment          2.73%       2.97%(c)       1.74%         0.00%(c)
  income to average
  net assets
------------------------------------------------------------------------------------------
  Ratio of expenses to average net 1.78%      32.39%(c)       2.74%        33.39%(c)
  assets (before reimbursements)*

  *During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

         56   Financial Highlights

ULTRASHORT OTC PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                              ADJUSTED FOR 5:1 REVERSE STOCK SPLIT
                                             INVESTOR CLASS            SERVICE CLASS
                                           For the period             For the period
                                           from June 2, 1998(a)       from June 2, 1998(a)
                                           through December 31, 1998  through December 31, 1998
                                           -------------------------- -------------------------
  NET ASSET VALUE,                           $50.00                       $50.00
  BEGINNING OF PERIOD                        ------                       ------
------------------------------------------------------------------------------------------------
  Net investment income                        0.26(d)                      0.10(d)
------------------------------------------------------------------------------------------------
  Net realized and unrealized                (34.02)                      (33.86)
  (loss) on investment transactions           -----                        -----
  and futures contracts
------------------------------------------------------------------------------------------------
  Total (loss) from                          (33.76)                      (33.76)
  investment operations
------------------------------------------------------------------------------------------------
  DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                          --(e)                        --
------------------------------------------------------------------------------------------------
  Total distributions                            --(e)                        --
  NET ASSET VALUE, END OF PERIOD             $16.24                       $16.24
                                             ======                       ======
------------------------------------------------------------------------------------------------
  TOTAL RETURN                               (67.48%)(D)                  (67.50%)(B)
------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period             $19,465,372                     $855,392
------------------------------------------------------------------------------------------------
  Ratio of expenses to                         1.83%                        2.92%(c)
  average net assets
------------------------------------------------------------------------------------------------
  Ratio of net investment                      1.55%                        0.54%(c)
  income to average
  net assets
------------------------------------------------------------------------------------------------
  Ratio of expenses to average net             1.98%                        3.06%(c)
  assets (before reimbursements)*
------------------------------------------------------------------------------------------------


  *During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)Distribution per share was less than $0.005

                                                       Financial Highlights   57

MONEY MARKET PROFUND


FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding

                                   INVESTOR CLASS              SERVICE CLASS
                                          For the period                For the period
                             For the year from November   For the year  from November 17,
                             ended        17, 1997(a)     ended         1997(a)
                             December 31, to December 31, December 31,  to December 31,
                             1998         1997            1998          1997
                             ---------------------------  --------------------------
  NET ASSET VALUE,                $1.00       $1.00          $1.00         $1.00
  BEGINNING OF PERIOD             -----       -----          -----         -----
  Net investment income            0.05(d)    0.01            0.04(d)       --
------------------------------------------------------------------------------------------
  Total income from                0.05        0.01           0.04          --
  investment operations
------------------------------------------------------------------------------------------
  DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income           (0.05)      (0.01)         (0.04)         --
------------------------------------------------------------------------------------------
  Total distributions             (0.05)      (0.01)         (0.04)         --
------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD  $1.00       $1.00          $1.00         $1.00
                                  =====       =====          =====         =====
------------------------------------------------------------------------------------------
  TOTAL RETURN                     4.84%       0.61%(B)       3.81%         0.21%(B)
------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $62,026,228    $286,962    $15,406,187        $2,510
------------------------------------------------------------------------------------------
  Ratio of expenses to             0.85%(d)    0.83%(c),(e)   1.87%(d)      1.83%(c),(e)
  average net assets
------------------------------------------------------------------------------------------
  Ratio of net investment          4.81%       4.92%(c)       3.43%         2.53%(c)
  income to average
  net assets
------------------------------------------------------------------------------------------
  Ratio of expenses to average net 1.18%(d)    9.52%(c),(e)   2.18%(d)     10.52%(c),(e)
  assets (before reimbursements)*

  *During the period, certain fees were voluntarily reduced and/or reimbursed.
   If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.
(a)Commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Per share net investment income has been calculated using the daily average shares method.
(e)The Money Market ProFund expense ratio includes the expense allocation of the Portfolio.

58   Financial Highlights

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                                                                              59

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60

                  Additional information about ProFunds' investments is available in ProFunds' annual and semi-annual reports to shareholders. In ProFunds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year.

                  You can find more detailed information about ProFunds in its current Statement of Additional Information, dated May 1, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus. To receive your free copy of a Statement of Additional Information, or the annual or semi-annual reports, or if you have questions about investing in ProFunds, write to us at:

                  PROFUNDS
                  P.O. BOX 182800
                  COLUMBUS, OH 43218-2800
                  or call our toll-free numbers:
                  (888) PRO-FNDS (888) 776-3637 FOR INVESTORS
                  (888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY or visit our website www.profunds.com

                  You can find other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington D.C. 20549-6009. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at
                  (800) SEC-0330.


                  PROFUNDS EXECUTIVE OFFICES
                  BETHESDA, MD

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